UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

Trio Petroleum Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Blackhawk Plaza Circle, Suite 100

Danville, CA 94506

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (661) 324-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2022, Trio Petroleum Corp. (the “Company”) issued, to certain institutional investors in transactions exempt from registration under the Securities Act of 1933, as amended, certain warrants to purchase its shares of common stock, par value $0.0001 per share, at an exercise price of $1.03 per share (each a “Warrant” and collectively, the “Warrants”). The shares of common stock issuable upon exercise of the Warrants were subsequently registered for resale by the holders of the Warrants on a registration statement on Form S-1 (File No. 333-272638) which became effective on July 6, 2023.

On September 20, 2023, the Company and a holder of one of the Warrants, which was assigned to such holder in July 2022, entered into an Amendment to Warrant and Agreement to Exercise Common Stock Purchase Warrant (the “Agreement”), pursuant to which the Company agreed to amend the Warrant held by such holder in order to (i) reduce the exercise price of the Warrant from an exercise price of $1.03 per share to $0.11 per share and (ii) add a customary cashless exercise provision to such Warrant providing the holder with the ability to exercise the Warrant on a “cashless basis.”

Under the terms of the Agreement, the holder of the Warrant was also required to exercise the Warrant, in full, on or around September 20, 2023, either by paying $0.11 per share for the exercise of all 559,878 shares of common stock exercisable under the Warrant in consideration for the payment of a total of $61,586 to the Company, or by exercising on a “cashless basis” pursuant to the terms and conditions of the Warrant.

On September 21, 2023, the holder delivered a notice of exercise to the Company exercising the Warrant, in full, on a “cashless basis,” pursuant to which an aggregate of 451,831 shares of common stock will be issued to the holder on or before September 25, 2023.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Warrant and Agreement to Exercise Common Stock Purchase Warrant, by and among the Company and Elpis Capital Ltd., dated September 20, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO PETROLEUM CORP.

Date: September 21, 2023		/s/ Frank Ingriselli
	Name:	Frank Ingriselli
	Title:	Chief Executive Officer and Director